CARDIOPULMONARY CORPORATION
                             1994 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Cardiopulmonary Corporation 1994 Stock Option Plan (the "Plan") is to enable Cardiopulmonary Corporation (the "Company") and its stockholders to secure the benefit of the incentives inherent in common stock ownership by key personnel of the Company and its subsidiaries.

         2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 6(a) hereof, the Company may issue and sell a total of 650,000 shares of its common stock, $.01 par value (the "Common Stock"), pursuant to the Plan. Such shares may be either authorized and unissued or held by the Company in its treasury. The maximum option grant which may be made in any calendar year to any employee shall not cover more than 100,000 shares. New options may be granted under the Plan with respect to shares of Common Stock which are covered by the unexercised portion of an option which terminates or expires by its terms, by cancellation or otherwise.

         3. ADMINISTRATION. The Plan will be administered by a committee (the "Committee") consisting of at least two directors appointed by and serving at the pleasure of the Board of Directors of the Company (the "Board"). Unless the Board determines otherwise, if the Company is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then each member of the Committee will be a "disinterested director" within




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the meaning and for the purposes of Rule 16b-3 issued by the Securities and
Exchange Commission under the Exchange Act ("Rule 16b-3"). Subject to the provisions of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to grant options under the Plan, to interpret the provisions of the Plan, to fix and interpret the provisions of option agreements made under the Plan, to supervise the administration of the Plan, and to take such other action as may be necessary or desirable in order to carry out the provisions of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons. The Committee will keep a record of its proceedings and acts and will keep or cause to be kept such books and records as may be necessary in connection with the proper administration of the Plan. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company or of a subsidiary to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person's fraud or wilful misconduct.

         4. ELIGIBILITY. Options may be granted under the Plan to present or future key employees of the Company or a subsidiary of the Company (a "Subsidiary") within the meaning of Section 424(f) of the Internal Revenue Code of 1986 (the "Code"), and to directors of and consultants to the Company or a Subsidiary who are not employees. Subject to the provisions of the Plan, the Committee may from time to time select the persons to whom options

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will be granted, and will fix the number of shares covered by each such option and establish the terms and conditions thereof, including, without limitation, the exercise price, restrictions on exercisability of the option and/or on the disposition of the shares of Common Stock issued upon exercise thereof, and whether or not the option is to be treated as an incentive stock option within the meaning of Section 422 of the Code (an "Incentive Stock Option").

         5. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan will be evidenced by a written agreement in a form approved by the Committee. Each such option will be subject to the terms and conditions set forth in this paragraph and such additional terms and conditions not inconsistent with the Plan as the Committee deems appropriate.

              a. OPTION EXERCISE PRICE. In the case of an option which is not treated as an Incentive Stock Option, the exercise price per share may not be less than the par value of a share of Common Stock on the date the option is granted; and, in the case of an Incentive Stock Option, the exercise price per share may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted (110% in the case of an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary (a "ten percent shareholder")). For purposes hereof, the fair market value of a share of Common Stock on any date will be equal to the closing sale price per share as published by a national securities exchange on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair

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market value of a share of the Common Stock on such date as determined in good faith by the Committee.

              (b) OPTION PERIOD. The period during which an option may be exercised will be fixed by the Committee and will not exceed ten years from the date the option is granted (five years in the case of an Incentive Stock Option granted to a "ten percent shareholder").

              (c) EXERCISE OF OPTIONS.

                  (1) GENERAL. No option will become exercisable unless the person to whom the option is granted remains in the continuous employ or service of the Company or a Subsidiary for at least six months (or for such other period as the Committee may designate) from the date the option is granted. The Committee will determine and will set forth in the option agreement any vesting or other restrictions on the exercisability of the option, subject to earlier termination of the option as may be required hereunder, and any vesting or other restrictions on shares of Common Stock acquired pursuant to the exercise of the option. An option may be exercised by transmitting to the Company, in a manner prescribed or approved by the Committee, (1) a written notice specifying the number of shares to be purchased, and (2) payment of the exercise price in cash or by personal check or by such other means or in such other manner of payment as the Committee may permit, together with the amount, if any, deemed necessary by the Company to enable the Company or a Subsidiary, as the case may be, to satisfy its income tax withholding obligations with respect to such exercise unless other arrangements acceptable to the Company are made with respect to the satisfaction of such withholding obligations. Subject to the provisions of applicable law, the Company may agree to retain and withhold a number of shares of Common Stock sufficient to reimburse the Company for all or part of its withholding tax obligation.

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                  (2) STOCK REGISTRATION REQUIRED. Notwithstanding anything in the Plan to the contrary, no option may be exercised unless and until a registration statement covering the shares of Common Stock issuable upon exercise of options granted hereunder has been filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

              (d) PAYMENT OF EXERCISE PRICE. The purchase price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash and/or such other form of payment as may be permitted under the option agreement, including, without limitation, previously-owned shares of Common Stock and installment payments under the optionee's promissory note.

              (e) RIGHTS AS A STOCKHOLDER. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made (and/or provided for if all or a portion of the purchase price is being paid in installments). The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise specifically provided herein, no adjustments shall be made for dividends or distributions of other rights for which the record date is prior to the date such stock certificate is issued.

              (f) NONTRANSFERABILITY OF OPTIONS. No option shall be assignable or transferrable except upon the optionee's death to a beneficiary designated by the optionee in accordance with procedures established by the Committee or, if no designated beneficiary shall survive the optionee, pursuant to the optionee's will or by the laws of descent and distribution. During an optionee's lifetime, options may be exercised only by the optionee or the optionee's guardian or legal representative. Notwithstanding the foregoing provisions of this subsection,

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the Committee may permit an option to be transferred to and exercised by certain transferees during the optionee's lifetime to the extent that such limited transfer right is permitted by Rule 16b-3 or other applicable law.

              (g) TERMINATION OF EMPLOYMENT OR OTHER SERVICE. Unless extended by the Committee, if an optionee ceases to be employed by or to perform services for the Company and any Subsidiary for any reason other than death or disability (defined below), then each outstanding option granted to him or her under the Plan will terminate on the date three months after the date of such termination of employment or service; provided, however, that if the optionee's employment or service is terminated by the Company for cause (defined below) then the option will terminate upon the date of such termination of employment or service. If an optionee's employment or service is terminated by reason of the optionee's death or disability (or if the optionee's employment or service is terminated by reason of his or her disability and the optionee dies within one year after such termination of employment or service), then each outstanding option granted to the optionee under the Plan will terminate on the date one year after the date of such termination of employment or service (or one year after the later death of a disabled optionee) or, if earlier, the date specified in the option agreement. For purposes hereof, the term "disability" means the inability of an optionee to perform the customary duties of his or her employment or other service for the Company or a Subsidiary by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration; and the term "cause" means (1) failure or refusal by optionee to perform the duties of his or her employment with the Company, (2) commission by the optionee of a crime involving moral turpitude, or (3) the optionee's dishonesty or willful engagement in conduct which is injurious to the business or reputation of the Company, all as determined by the Board in its sole discretion.

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              (h) OTHER PROVISIONS. The Committee may impose such other
conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

         6.   CAPITAL CHANGES, REORGANIZATION, SALE.

              (a) ADJUSTMENTS UPON CHANGE IN CONTROL. If any event constituting a "Change in Control of the Company" shall occur, all options granted under the Plan which are outstanding at the time a Change of Control of the Company shall occur shall immediately become exercisable. A "Change in Control of the Company" shall be deemed to occur if (1) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (2) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (3) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of the Company's outstanding Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of

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each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period;
provided, however, that stock ownership changes and changes in the composition of the Board will not constitute a "change in control" for purposes hereunder if and to the extent any such change occurs as a result of or in connection with a public offering of the Company's stock. In the case of a merger, consolidation or similar transaction which results in a replacement of the Company's Common Stock with stock of another corporation but does not constitute Change in Control of the Company, the Company will make a reasonable effort, but shall not be required, to replace any outstanding options granted under the Plan with comparable options to purchase the stock of such other corporation, or will provide for immediate maturity of all outstanding options, with all options not being exercised within the time period specified by the Board being terminated.

              (b) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number and class of shares for which options may be granted under the Plan, the maximum number of shares for which options may be granted to any individual in any calendar year, the number and class of shares covered by each outstanding option and the exercise price per share shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company's capital stock.

              (c) FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by any option pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded and each such option will cover only the number of full shares resulting from the adjusting.

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              (d) ADJUSTMENTS BY BOARD CONCLUSIVE. All adjustments under this
Section 6 shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         7. AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan; provided, however, that no such action may affect adversely any outstanding option without the written consent of the optionee. Except as otherwise provided in Section 6, any amendment which would increase the aggregate number of shares of Common Stock as to which options may be granted under the Plan, increase the number of shares with respect to which options may be granted to any individual in any calendar year, materially increase the benefits under the Plan, or modify the class of persons eligible to receive options under the Plan shall be subject to the approval of the Company's stockholders. The Committee may amend the terms of any stock option agreement made hereunder at any time and from time to time (E.G., to accelerate vesting upon a change of control); provided, however, that any amendment which would adversely affect the rights of the optionee may not be made without the optionee's prior written consent.

         8. NO RIGHTS CONFERRED. Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company or any Subsidiary.

         9. GOVERNING LAW. The Plan and each option agreement shall be governed by the laws of the State of Delaware.

         10. DECISIONS AND DETERMINATIONS OF COMMITTEE TO BE FINAL. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under this Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

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         11. TERM OF THE PLAN. The Plan shall be effective as of the date on which it is adopted by the Board, subject to the approval of the stockholders of the Company within one year from the date of adoption by the Board. The Plan will terminate on the date ten years after the date of adoption, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the option (as then in effect or thereafter amended) and the Plan.

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